UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2025

GRAFTECH INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Delaware	1-13888	27-2496053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

982 Keynote Circle
Brooklyn Heights, OH 44131
(Address of principal executive offices) (Zip Code)
(216) 676-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	EAF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
Pursuant to Item 5.07(d) of Form 8-K, GrafTech International Ltd. (the “Company”) is filing this Amendment No. 1 (this “Amendment”) to its Current Report on Form 8-K originally filed on May 9, 2025 (the “Initial 8-K”). The Initial Form 8-K reported the voting results from the Company’s Annual Meeting of Stockholders held on May 8, 2025 (the “Annual Meeting”). The sole purpose of this Amendment is to update the disclosure under “Item 5.07 Submission of Matters to a Vote of Security Holders” to disclose the determination of the Board of Directors of the Company as to the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Initial 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s stockholders voted, on an advisory basis, on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers (the “Say-on-Frequency Proposal”). As reported in the Initial 8-K, the option of “every one year” received the highest number of votes cast by stockholders on the Say-on-Frequency Proposal. Based on the Company’s prior practice of annual advisory votes on compensation of its named executive officers and the results of the advisory vote on the Say-on-Frequency Proposal, the Board of Directors has determined that the Company will hold a stockholder advisory vote on the compensation of the Company’s named executive officers every year until the next required stockholder vote on frequency of advisory votes on the compensation of the Company’s named executive officers, which is required to occur no later than the Company’s annual meeting of stockholders in 2031.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAFTECH INTERNATIONAL LTD.

Date:	September 5, 2025	By:	/s/ Rory O’Donnell
Rory O’Donnell
Chief Financial Officer and Senior Vice President